[Exhibit 10.7 - Trust Documents]

                              DECLARATION OF TRUST
                              --------------------

I, Chang Hung Chun, the undersigned, hereby acknowledge and declare that I hold the shares shown in the schedule hereto registered in my name as nominee of and trustee for Cirmaker Technology Corp (CRKT), hereinafter called "The Owners", and I undertake and agree not to transfer deal with or dispose of the said shares or any of them save as the Owners may from time to time.

And I further undertake and agree to account to the Owners for all dividends and profits which may be paid to me from time to time upon the said shares and for all other moneys or profit which may be payable to me in respect thereof. And I further undertake and agree to exercise my voting power in such a manner and for such purposes as the Owners may from time to time direct or determine.



                                    SCHEDULE
                                    --------


1,334,989 shares of Cirmaker Industry Co., Ltd.



                                          Chang Hung Chun

                                          /s/ Chang Hung Chun
                                          -----------------------

                              DECLARATION OF TRUST
                              --------------------

I, Hsu Feng Ying, the undersigned, hereby acknowledge and declare that I hold the shares shown in the schedule hereto registered in my name as nominee of and trustee for Cirmaker Technology Corp (CRKT), hereinafter called "The Owners", and I undertake and agree not to transfer deal with or dispose of the said shares or any of them save as the Owners may from time to time.

And I further undertake and agree to account to the Owners for all dividends and profits which may be paid to me from time to time upon the said shares and for all other moneys or profit which may be payable to me in respect thereof. And I further undertake and agree to exercise my voting power in such a manner and for such purposes as the Owners may from time to time direct or determine.



                                    SCHEDULE
                                    --------


16,200 shares of Cirmaker Industry Co., Ltd.



                                          Hsu Feng Ying

                                          /s/ Hsu Feng Ying
                                          -----------------------

                              DECLARATION OF TRUST
                              --------------------

I, Chen Chuan Ho, the undersigned, hereby acknowledge and declare that I hold the shares shown in the schedule hereto registered in my name as nominee of and trustee for Cirmaker Technology Corp (CRKT), hereinafter called "The Owners", and I undertake and agree not to transfer deal with or dispose of the said shares or any of them save as the Owners may from time to time.

And I further undertake and agree to account to the Owners for all dividends and profits which may be paid to me from time to time upon the said shares and for all other moneys or profit which may be payable to me in respect thereof. And I further undertake and agree to exercise my voting power in such a manner and for such purposes as the Owners may from time to time direct or determine.



                                    SCHEDULE
                                    --------


93,115 shares of Cirmaker Industry Co., Ltd.



                                          Chen Chuan Ho

                                          /s/ Chen Chuan Ho
                                          -----------------------

                              DECLARATION OF TRUST
                              --------------------

I, Liu Jui Ying, the undersigned, hereby acknowledge and declare that I hold the shares shown in the schedule hereto registered in my name as nominee of and trustee for Cirmaker Technology Corp (CRKT), hereinafter called "The Owners", and I undertake and agree not to transfer deal with or dispose of the said shares or any of them save as the Owners may from time to time.

And I further undertake and agree to account to the Owners for all dividends and profits which may be paid to me from time to time upon the said shares and for all other moneys or profit which may be payable to me in respect thereof. And I further undertake and agree to exercise my voting power in such a manner and for such purposes as the Owners may from time to time direct or determine.



                                    SCHEDULE
                                    --------


272,048 shares of Cirmaker Industry Co., Ltd.



                                          Liu Jui Ying

                                          /s/ Liu Jui Ying
                                          -----------------------

                              DECLARATION OF TRUST
                              --------------------

I, Liao Wen Chin, the undersigned, hereby acknowledge and declare that I hold the shares shown in the schedule hereto registered in my name as nominee of and trustee for Cirmaker Technology Corp (CRKT), hereinafter called "The Owners", and I undertake and agree not to transfer deal with or dispose of the said shares or any of them save as the Owners may from time to time.

And I further undertake and agree to account to the Owners for all dividends and profits which may be paid to me from time to time upon the said shares and for all other moneys or profit which may be payable to me in respect thereof. And I further undertake and agree to exercise my voting power in such a manner and for such purposes as the Owners may from time to time direct or determine.



                                    SCHEDULE
                                    --------


647,309 shares of Cirmaker Industry Co., Ltd.



                                          Liao Wen Chin


                                          /s/ Liao Wen Chin
                                          -----------------------

                              DECLARATION OF TRUST
                              --------------------

I, Liao Shih Tang, the undersigned, hereby acknowledge and declare that I hold the shares shown in the schedule hereto registered in my name as nominee of and trustee for Cirmaker Technology Corp (CRKT), hereinafter called "The Owners", and I undertake and agree not to transfer deal with or dispose of the said shares or any of them save as the Owners may from time to time.

And I further undertake and agree to account to the Owners for all dividends and profits which may be paid to me from time to time upon the said shares and for all other moneys or profit which may be payable to me in respect thereof. And I further undertake and agree to exercise my voting power in such a manner and for such purposes as the Owners may from time to time direct or determine.



                                    SCHEDULE
                                    --------


1,070,448 shares of Cirmaker Industry Co., Ltd.



                                          Liao Shih Tang

                                          /s/ Liao Shih-Tang
                                          -----------------------

                              DECLARATION OF TRUST
                              --------------------

I, Shen Chi Chang, the undersigned, hereby acknowledge and declare that I hold the shares shown in the schedule hereto registered in my name as nominee of and trustee for Cirmaker Technology Corp (CRKT), hereinafter called "The Owners", and I undertake and agree not to transfer deal with or dispose of the said shares or any of them save as the Owners may from time to time.

And I further undertake and agree to account to the Owners for all dividends and profits which may be paid to me from time to time upon the said shares and for all other moneys or profit which may be payable to me in respect thereof. And I further undertake and agree to exercise my voting power in such a manner and for such purposes as the Owners may from time to time direct or determine.



                                    SCHEDULE
                                    --------


16,200 shares of Cirmaker Industry Co., Ltd.



                                          Shen Chi Chang

                                          /s/ Shen Chi Chang
                                          -----------------------

                              DECLARATION OF TRUST
                              --------------------

I, Liao Chun Hsuan, the undersigned, hereby acknowledge and declare that I hold the shares shown in the schedule hereto registered in my name as nominee of and trustee for Cirmaker Technology Corp (CRKT), hereinafter called "The Owners", and I undertake and agree not to transfer deal with or dispose of the said shares or any of them save as the Owners may from time to time.

And I further undertake and agree to account to the Owners for all dividends and profits which may be paid to me from time to time upon the said shares and for all other moneys or profit which may be payable to me in respect thereof. And I further undertake and agree to exercise my voting power in such a manner and for such purposes as the Owners may from time to time direct or determine.



                                    SCHEDULE
                                    --------


16,200 shares of Cirmaker Industry Co., Ltd.



                                          Liao Chun Hsuan

                                          /s/ Liao Chun Hsuan
                                          -----------------------

                              DECLARATION OF TRUST
                              --------------------

I, Liao Shih Yi, the undersigned, hereby acknowledge and declare that I hold the shares shown in the schedule hereto registered in my name as nominee of and trustee for Cirmaker Technology Corp (CRKT), hereinafter called "The Owners", and I undertake and agree not to transfer deal with or dispose of the said shares or any of them save as the Owners may from time to time.

And I further undertake and agree to account to the Owners for all dividends and profits which may be paid to me from time to time upon the said shares and for all other moneys or profit which may be payable to me in respect thereof. And I further undertake and agree to exercise my voting power in such a manner and for such purposes as the Owners may from time to time direct or determine.



                                    SCHEDULE
                                    --------


12,200,934 shares of Cirmaker Industry Co., Ltd.



                                          Liao Shih Yi

                                          /s/ Liao Shih Yi
                                          -----------------------

                              DECLARATION OF TRUST
                              --------------------

I, Ku Hsiu Li, the undersigned, hereby acknowledge and declare that I hold the shares shown in the schedule hereto registered in my name as nominee of and trustee for Cirmaker Technology Corp (CRKT), hereinafter called "The Owners", and I undertake and agree not to transfer deal with or dispose of the said shares or any of them save as the Owners may from time to time.

And I further undertake and agree to account to the Owners for all dividends and profits which may be paid to me from time to time upon the said shares and for all other moneys or profit which may be payable to me in respect thereof. And I further undertake and agree to exercise my voting power in such a manner and for such purposes as the Owners may from time to time direct or determine.



                                    SCHEDULE
                                    --------


305,416 shares of Cirmaker Industry Co., Ltd.



                                          Ku Hsiu Li

                                          /s/ Ku Hsiu Li
                                          -----------------------